SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): November 23, 1998

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                     47-0210602
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

3555 Farnam Street, Omaha, Nebraska                          68131
(Address of principal executive offices)                     (Zip code)

                                                             402-536-3677
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Item 5.  Other Events

          On November 23, 1998, Level 3 Communications, Inc. ("Level 3") issued a press release relating to the proposed offering of its Senior Discount Notes Due 2008 in a transaction that is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). As required by Rule 135(c) under the Securities Act, this press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full.

         On December 2, 1998, Level 3 issued a press release relating to the closing of its offering of Senior Discount Notes Due 2008 in a transaction that is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). As required by Rule 135(c) under the Securities Act, this press release is filed as Exhibit 99.2 to this Current Report and incorporated by reference as if set forth in full.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

     99.1 Press Release dated November 23, 1998 related to proposed offering of Senior Discount Notes Due 2008.

     99.2 Press Release dated December 2, 1998 related to closing of offering of 10 1/2% Senior Discount Notes Due 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Level 3 Communications, Inc.

December 2, 1998                     By:    /s/  Neil J. Eckstein
Date                                     Neil J. Eckstein, Vice President